Exhibit 99.2 Proposed Merger (Nasdaq: HSON) (Nasdaq: STRR, STRRP) Proposed Merger Expected to Increase Scale, Accelerate Growth, and Create Value for Stockholders May 21, 2025

FORWARD-LOOKING STATEMENTS “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of Star Equity Holdings, Inc. (“Star”)(Nasdaq: STRR; STRRP) or Hudson Global, Inc. (“Hudson”)(Nasdaq: HSON) or their acquisition targets, (iv) statements regarding the anticipated timing and benefits of the Merger and (v) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the part of the Companies. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon each Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which each Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, Hudson’s and Star’s ability to complete the Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed Merger; risks related to diverting the attention of Hudson and Star management from ongoing business operations; failure to realize the expected benefits of the Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that the businesses of Hudson and Star will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for NewCo following the Merger, including the uncertainty of expected future financial performance and results of the combined company; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Hudson’s common stock or Star’s common stock or preferred stock; the possibility that, if NewCo does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of its common stock could decline; the substantial amount of debt of Star and Star’s ability to repay or refinance it or incur additional debt in the future; Star’s need for a significant amount of cash to service and repay the debt and to pay dividends on Star’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business of Star; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations or trade; the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; high costs of regulatory compliance; the liability and compliance costs related to regulatory compliance, including regarding environmental regulations applicable to Star; existing or increased competition; risks to the price and volatility of the common stock of Hudson or Star and of Star’s preferred stock; the ability of Hudson or Star to execute on its business strategy (including any cost reduction plans); failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; the continued demand for and market acceptance of the services of Hudson and Star, as applicable; and other risks and uncertainties affecting Hudson and Star, including those described under the caption “Risk Factors” and elsewhere in each of Hudson’s and Star’s Securities and Exchange Commission (“SEC”) filings and reports, including Hudson’s Annual Report on Form 10-K for the year ended December 31, 2024, Star’s Annual Report on Form 10-K for the year ended December 31, 2024, and future filings and reports by either Company. This presentation reflects management’s views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. 2

PARTICIPANTS IN THE SOLICITATION Hudson, Star, and their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Hudson’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Hudson is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 14, 2025, and in subsequent documents filed with the SEC. Information about Star’s directors and officers is available in Star’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 21, 2025, and in subsequent documents filed with the SEC. Additional information will be made available to you regarding the persons who may be deemed participants in the proxy solicitations and their direct and indirect interests (by security holdings or otherwise) in the Merger and related transactions in a registration statement on Form S-4 (the “Form S-4”) that will contain a joint proxy statement of Hudson and Star (the “Proxy Statement”) and prospectus, and other relevant materials, each that will be filed with the SEC and disseminated to stockholders when they become available. Instructions on how to obtain free copies of this document and, when available, the Form S-4 and Proxy Statement, are set forth below in the section headed “Additional Information and Where to Find It”. This joint presentation relates to the proposed merger transaction involving Hudson and Star and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Hudson will file the Form S-4 and Proxy Statement and prospectus. This joint presentation is not a substitute for the Form S-4, the Proxy Statement or for any other document that Hudson or Star may file with the SEC and or send to its stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF HUDSON AND STAR ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HUDSON, STAR, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. No Offer or Solicitation This joint presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Additional Information and Where to Find It Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Hudson and Star with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Hudson with the SEC will also be available free of charge on Hudson’s website at www.hudsonrpo.com and copies of the documents filed by Star with the SEC will also be available free of charge on Star’s website at www.starequity.com. 3

TRANSACTION HIGHLIGHTS Creates larger multi-sector holding company on better path to eventually getting added to Russell 2000 • “Snowball effect” of a larger company being better able to make acquisitions to increase size and scale Scale • NewCo better positioned to execute on this strategy and create shareholder value than either Star or Hudson could independently NewCo goal of $40 million in Adjusted EBITDA in 2030 versus $6.4 million in 2024 (pro forma) Profitability $2M Merger Synergies At least $2 million of annualized cost savings projected within 12 5x EBITDA 10x EBITDA Synergies months, generating approx. $0.57 in incremental pro-forma EPS Implied Value $10 million $20 million NewCo more likely to utilize NOL than Hudson standalone Creation NOL (1) Utilization • Potential value of $14.45 per pro-forma share, undiscounted Per Share $2.87 $5.73 Owner (2) Board & management own approx. 24% of pro-forma shares outstanding and expect to own more over time Mindset (1) Based on NOL value as of 12/31/2024. (2) 4 Includes unvested and unissued RSUs as of 3/31/2025.

NEWCO CONSOLIDATED GROWTH GOALS (1) (2) PF Adj. EBITDA 2024 Adj. EBITDA 2030E Key Assumptions: $40M+ Adj. EBITDA scenario in 2030 based on organic growth only Margin expansion from: $6.4M >$40M Organic growth Corporate cost synergies across all operating + economies of scale businesses • Elimination of redundant public company costs • Corporate costs remain 3% 2024A >10% 2030E largely the same as (3) (3) Adj. EBITDA Margin Adj. EBITDA Margin NewCo grows (1) Pro-forma 2024 Adj. EBITDA includes full year contributions from Timber Technologies, Alliance Drilling Tools, and $2M in estimated corporate cost savings resulting from merger synergies. See slide 17 for reconciliation. (2) Pro-forma Adj. EBITDA forecast based on management’s base case forecast. 5 (3) Adj. EBITDA margin equals consolidated Adj. EBITDA (incl. corporate costs) divided by Gross Revenue.

NEWCO'S LARGER SIZE → SHAREHOLDER VALUE CREATION

Inherent disadvantages of being a micro-cap [1]:

1. High public company costs as a % of revenue
2. Limited access to capital
3. Smaller investor bases & lack of analyst coverage

Negatives of being a micro-cap vs a larger-cap stock:

1. Lower valuations / multiples
2. Lower liquidity ⇄ "Micro-Cap Purgatory" [2] ⇄ Less buying / investor interest

- **Remaining a micro-cap over the long term is suboptimal for shareholder value creation**
  - We see Newco as a logical aggregator of select microcaps that fit our acquisition criteria
- **Our medium-term (~5-year) goals** for NewCo are to:
  1. Outperform the Russell 2000 Index
  2. Get added to the Russell 2000 Index
- We plan to **complement organic growth with accretive acquisitions** to scale quickly and profitably

HUDSON GLOBAL | Star Equity Holdings

[1] Less than $250 million market capitalization.

[2] Often, the illiquidity of micro-caps leads to less investor interest, which, in turn, leads to further illiquidity; we characterize this dynamic as "Micro-Cap Purgatory".

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STRATEGIC RATIONALE Merger Benefits Diversifies revenues Both Companies benefit from greater revenue diversification (1) Pro-forma annualized revenues of $210 million Increases size and scale (vs FY 2024 $140.1 million) (vs FY 2024 $53.4 million) (2) Accretive to earnings Combined annualized savings (corporate overhead and public company costs) of ~$2 million (3) Better utilizes Hudson’s NOLs $240 million in usable US Federal NOLs More US taxable income can be shielded Strong balance sheet and combined cash position of $23.3 million at 12/31/24 Stronger balance sheet for future Cash of $17.7 million at 12/31/2024 Cash of $5.6 million at 12/31/2024 acquisitions and financings No debt Debt of $11.3 million at 12/31/2024 Potential to monetize business units at Only possible as part of NewCo’s Demonstrated by Star’s sale of private market values holding company structure Digirad Health in May 2023 Accelerates progress towards goal of Improves stock trading liquidity and increases market capitalization inclusion in Russell 2000 Index (1) $210 million of adj. revenue including full-year impacts of Timber Technologies and Alliance Drilling Tools acquisitions, which closed in in May 2024 and March 2025, respectively. (2) Projected annual savings of approx. $0.57 per share (pro forma). 7 (3) As of December 31, 2024. Value of approx. $14.45 per share (pro forma, undiscounted).

BENEFITS OF NEWCO’S HOLDING COMPANY STRUCTURE NewCo corporate team will function somewhat like a private equity firm: responsible for M&A, strategy, capital allocation, and public company duties, allowing Hudson RPO management team + Star OpCo management teams to focus on operations and growth opportunities Benefits of NewCo’s Holding Company Structure • Stronger financial profile due to focus on operational excellence, cost savings, lower cost of capital, and other efficiencies • Optimized and disciplined capital allocation maximizes returns over the long term • Operating managers focused on operations and growth, not distracted by corporate functions • Platform for future bolt-on acquisitions, acquisitions of new verticals, and other growth opportunities • Businesses and assets can be sold for intrinsic value versus publicly traded pure plays where asset sale prices are often capped by the stock price 8

Appendix

TRANSACTION DETAILS Transaction Process Transaction Terms Star will merge with and into a wholly owned Stock-for-stock transaction subsidiary of Hudson, and Hudson will be the 1 1 surviving public entity Hudson to acquire all outstanding common shares of Star, issuing 0.23 common shares of HSON for each 2 Hudson will be the public company parent of Star common share of STRR 2 (“NewCo”) Exchange ratio approximately in line with 20-day VWAP 3 trading ratio between the two stocks Pending regulatory as well as Hudson & Star shareholder approvals, the transaction is expected to 3 Upon completion of the merger, Hudson shareholders close in 2H 2025 will own an approx. 79% stake in NewCo, and Star 4 shareholders will own approx. 21% Following closing, NewCo will continue to trade on 4 Hudson will issue preferred stock with identical terms Nasdaq to Star’s preferred stock to be exchanged on a one- 5 for-one basis No impact expected on Hudson’s NOL • HSON and STRR have NOL protection prohibitions 6 on crossing 5% common stock ownership • NewCo expected to maintain this NOL protection 10

NEWCO REPORTING SEGMENTS (1) Reporting Segments Building Business Business Building Business Solutions Services Services Solutions Services + Future bolt-on acquisitions + Future bolt-on acquisitions Real Estate Energy Assets Business Business Investments Services Services Services Other + Future bolt-on acquisitions Investments Investments Investments New Future Segments To be established with the acquisition of new verticals (1) The merger is not expected to impact clients, employees, or brand names of operating businesses. 11

NEWCO PRO-FORMA FINANCIAL PROFILE 2022 – 2024 PF (1) (2)(3) Historical Performance by Division Adj. EBITDA Range Footnotes: Building Solutions $5.3M – $11.7M (1) Excludes pro-forma corporate overhead Business Services $4.3M – $20.1M and public company costs of approx. $7.1M. (2) 2022-2024 Adj. EBITDAs include the full- Energy Services $2.1M – $3.6M year impacts of Star’s Timber Technologies (5/17/24) and Alliance Value of Other Assets YE 2024 PF Values Drilling Tools (3/3/25) acquisitions. (3) Public Equities $4.1M See slides 18-20 for reconciliations of net income to Adj. EBITDA. Private Investments $10.5M (4) Includes the cash and debt from the Alliance Drilling Tools acquisition. Real Estate $12.3M (5) Based on liquidation preference of $10.00 per share. Capital Structure YE 2024 PF Values (6) Based upon 0.23 : 1.00 HSON to (4) Cash less Debt (“Net Cash”) $9.8M STRR exchange ratio. (5) Preferred Stock $26.7M (6) PF Common Shares Outstanding 3.49M 12

ABOUT STAR EQUITY HOLDINGS

Star Equity Holdings is a diversified holding company with three divisions:

Building Solutions

Maine / New England
Designs and manufactures modular housing units for commercial and residential projects

Minneapolis-St Paul Area
Designs and manufactures wall panels and engineered wood products for commercial and residential projects

Distributes building materials and operates two lumber yards and showrooms

Colfax, WI
Designs and manufactures engineered wood products: glue-laminated timber ("glulam") columns, beams, and trusses

Energy Services

Midland, TX, Casper & Evanston, WY, and Vernal, UT

Engaged in the rental, sales, and repair of downhole tools used in oil and gas, geothermal, mining, and waterwell industries

Investments



Real Estate:

Owns, manages, and finances operating company real estate assets

Private Investments:

Holds private company debt and equity interests; makes strategic investments in potential acquisition targets or JVs

Public Investments:

A portfolio of public equities managed by STRR; makes strategic investments in undervalued public companies, potential acquisition targets, or JVs

HUDSON GLOBAL

Star Equity Holdings

Financial Highlights

$53.4M FY 2024 Revenue	**$11.1M** FY 2024 Gross Profit
$5.6M Cash Balance [(1)] **$11.3M** Debt Balance [(1)]	**$23.6M** Real Estate & Investments [(2)]

[(1)] Cash balance, including restricted cash, and debt balance as of December 31, 2024.

[(2)] As of December 31, 2024.

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STAR OPERATING COMPANIES – FUTURE GOALS Building Solutions Division Energy Services Division ✓ Increase KBS’s modular manufacturing capacity ✓ Strategic investments to meet rising demand for ADT’s and output services, expand its operational capacity, service more rigs, and unlock substantial revenue potential ✓ Explore opportunities to re-open idle Oxford, Maine plant✓ Seeking bolt-on acquisitions ✓ Expand presence in each of KBS, EBGL, and TT’s ✓ Long-term financial goals: markets by increasing output and adding new – ADT: high single-digit annual revenue growth products and services – Division-wide: goal of scaling to $10M+ in Adj. EBITDA ✓ Long-term financial goals: – KBS: mid-teens annual revenue growth (CAGR 2019 through 2024 = 6.3%) Investments Division – EBGL: high single-digit annual revenue growth ✓ Create value across portfolio of public and private (CAGR 2019 through 2024 = 8.0%) investments – TT: high single-digit annual revenue growth ✓ Pursue additional sale-leasebacks and other financings – Division-wide: 10%+ annual revenue growth to unlock latent value of real estate assets with gross margins above 25% 14

ABOUT HUDSON GLOBAL

Hudson Global owns and manages Hudson RPO, a leading global total talent solutions provider

Hudson RPO partners with talent acquisition, HR, and procurement leaders around the world to build diverse, high-impact teams, and drive business success

Services Offered

- Enterprise RPO
- Project RPO
- On-demand RPO
- Total Talent Solutions
- Managed Solutions Provider
- Candidate Sourcing
- Employer Branding
- Talent Advisory
- Recruitment Technology

Industries Served

- Consumer Goods / FMCG
- Financial Services
- Energy / Renewables
- Media
- Medical Devices
- Pharmaceuticals / Life Sciences
- Technology
- Other

Regions Present

- **Americas**: USA, Canada, Brazil, Mexico
- **APAC**: Australia, China, Hong Kong, India, Malaysia, New Zealand, Philippines, Singapore, Vietnam
- **EMEA**: UK, Belgium, Netherlands, France, Germany, Czech Republic, Spain, Switzerland, Poland, UAE, South Africa

HUDSON GLOBAL

Financial Highlights

- **$140.1M** FY 2024 Revenue
- **$70.2M** FY 2024 Adj. Net Revenue
- **$17.7M** Cash Balance [1] No Debt
- **$0.9M** FY 2024 Adj. EBITDA

[1] Cash balance, including restricted cash, as of December 31, 2024.

HUDSON GLOBAL Star Equity Holdings

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HUDSON RPO – FUTURE GOALS

Hudson RPO Management's Performance Goals:

	Adj. Net Revenue	Adj. EBITDA	
Interim Goal #1	$100 million	$20 million	We believe Goal #1 **can be achieved organically in the next few years**
Longer-Term Goal #2	$200 million	$50 million	We believe Goal #2 **timeline could be accelerated significantly by partnering with a growth capital provider**

- At $200 million of adjusted net revenue, we believe Hudson RPO would generate ~$50 million of adjusted EBITDA
- An external growth capital investment would be a "win-win-win" for a future capital provider, the Hudson RPO management team, and NewCo shareholders [(1)]

(1) We believe Hudson RPO's potential to realize its private market value would be "anchored" by HSON's stock price if HSON were to remain a pure-play public company. Therefore, bringing Hudson RPO inside NewCo's multi-industry holding company structure allows for a higher likelihood of realizing its private market value at some point in the future without the "anchoring effect" of a pure-play public company stock price.

HUDSON GLOBAL Star Equity Holdings 16

RECONCILIATION OF NON-GAAP FINANCIALS

Reconciliation of Net Loss to Pro-Forma Adjusted EBITDA
(In millions, unaudited)

For The Twelve Months Ended December 31, 2024	Hudson Global, Inc	Star Equity Holdings, Inc.	Total
Gross Revenue	$ 140.1	$ 53.4	$ 193.4
Add: Timber Technologies (pro forma prior to acquisition on 5/17/24)			6.8
Add: Alliance Drilling Tools (2024 pre-consolidated revenue)			10.1
Total Pro-Forma Gross Revenue			$ 210.3
Net loss	$ (4.8)	$ (10.4)	$ (15.2)
Provision for income taxes	1.3	0.3	1.6
Interest income, net	(0.4)	(0.6)	(1.0)
Depreciation and amortization	1.4	3.6	5.0
EBITDA (loss) [1]	(2.5)	(7.2)	(9.7)
Non-operating expense (income), including corporate administration charges	0.0	4.9	4.9
Stock-based compensation expense	1.3	0.2	1.5
Non-recurring severance and professional fees	2.1	1.3	3.3
Adjusted EBITDA (loss) [1]	$ 0.9	$ (0.8)	0.1
Add: Estimated synergies			2.0
Add: Timber Technologies (pro forma prior to acquisition on 5/17/24)			2.2
Add: Alliance Drilling Tools (2024 pre-consolidated EBITDA)			2.1
Total Pro-Forma Adjusted EBITDA [2]			$ 6.4
Pro Forma Adjusted EBITDA as a Percentage of Pro-Forma Gross Revenue			3.0%

1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring severance and professional fees ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

2. Pro-Forma Adjusted EBITDA represents non-GAAP earnings before interest, income taxes, depreciation, and amortization, further adjusted to exclude non-operating income (expense), stock-based compensation, and certain non-recurring items such as severance and professional fees. It also includes pro-forma adjustments to reflect the combined operations of Hudson Global, Inc. and Star Equity Holdings, Inc. These adjustments include estimated annualized corporate cost synergies and the results of Timber Technologies and Alliance Drilling Tools prior to their respective acquisitions. This measure is intended to provide a more accurate view of the anticipated ongoing performance of the combined company.

We are unable to reconcile our long-term reported gross revenue estimate to our long-term pro-forma gross revenue estimate because we are unable to predict the long-term impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates and because we are unable to predict the occurrence or impact of any acquisitions, divestitures or other structural changes. We are also not able to reconcile our long-term reported net income estimate to our long-term adjusted EBITDA estimate or our long-term reported net income margin to our long-term adjusted EBITDA margin because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures.

HUDSON GLOBAL Star Equity Holdings 17

RECONCILIATION OF NON-GAAP FINANCIALS Business Services Reconciliation of Net Income to Adjusted EBITDA excluding Corporate Costs (In millions, unaudited) For The Twelve Months Ended December 31, 2022 2024 1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based Net income (loss) $ 7.1 $ (4.8) compensation expense, other non-recurring severance, professional fees, and compensation expense from acquisitions (“Adjusted EBITDA”) are presented to Provision for income taxes 2.3 1.3 provide additional information about the Company's operations on a basis consistent Interest income, net (0.1) (0.4) with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs Depreciation and amortization 1.4 1.4 and working capital requirements. EBITDA and Adjusted EBITDA should not be (1) 10.8 (2.5) EBITDA (loss) considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in Non-operating expense (income), including corporate administration charges (0.0) 0.0 accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as Stock-based compensation expense 2.3 1.3 presented above may not be comparable with similarly titled measures reported by Non-recurring severance, professional fees, and compensation expense from acquisitions other companies. 3.4 2.1 (1) 16.4 0.9 Adjusted EBITDA Add back: Corporate costs 3.7 3.4 (1) $ 20.1 $ 4.3 Adjusted EBITDA excluding Corporate costs 18

RECONCILIATION OF NON-GAAP FINANCIALS Building Solutions Reconciliation of Net Income to Adjusted EBITDA 1. Non-GAAP earnings before interest, income taxes, and depreciation and (In millions, unaudited) amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based For The Twelve Months Ended December 31, 2022 2024 compensation expense, and other non-recurring transaction costs and professional fees (“Adjusted EBITDA”) are presented to provide additional information about the Net income (loss) $ 2.9 $ (1.6) Company's operations on a basis consistent with the measures which the Company Depreciation and amortization 2.0 3.3 uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Interest (income) expense 0.4 0.5 EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute Income tax benefit (0.1) - for operating income, cash flows from operating activities, or other income or cash flow (1) 5.2 2.3 EBITDA (loss) statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled Non-operating expense (income) 1.1 (0.0) measures reported by other companies. Stock based compensation expense 0.0 0.0 Non-recurring transaction costs and professional fees - 0.8 2. Timber Technologies Adj. EBITDA in 2024 reflects pro forma Adj. EBITDA earned Adjusted EBITDA 6.3 3.1 1/1/2024 - 5/17/2024; remainder of 2024 Adj. EBITDA is included in consolidated (2) Building Solutions figures. 5.4 2.2 Add: Timber Technologies Adj. EBITDA Adjusted EBITDA $ 11.7 $ 5.3 19

RECONCILIATION OF NON-GAAP FINANCIALS Energy Services 1. Non-GAAP earnings before interest, income taxes, and depreciation and Reconciliation of Net Income to Adjusted EBITDA amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, (In millions, unaudited) depreciation and amortization, and other Pro-forma adjustments (“Adjusted EBITDA”) For The Twelve Months Ended December 31, 2023 2024 are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to Net income $ 3.1 $ 1.4 evaluate capital needs and working capital requirements. EBITDA and Adjusted Provision for income taxes 0.0 0.0 EBITDA should not be considered in isolation or as a substitute for operating income, Interest income, net (0.0) (0.0) cash flows from operating activities, or other income or cash flow statement data Depreciation and amortization 0.5 0.6 prepared in accordance with generally accepted accounting principles or as a measure (1) of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA EBITDA (loss) 3.7 2.0 as presented above may not be comparable with similarly titled measures reported by Pro-forma compensation and other adjustments (0.1) 0.1 other companies. (1) $ 3.6 $ 2.1 Adjusted EBITDA 20

CONTACT US Company ir@hudsonrpo.com admin@starequity.com Investor Relations The Equity Group Inc. Lena Cati 212-836-9611 lcati@theequitygroup.com